UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2010

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
-----------	-----------------------------------	--------------------

1-5324	NORTHEAST UTILITIES	04-2147929
---------------------------------------
(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY	06-0303850
---------------------------------------
(a Connecticut corporation)
107 Selden Street
Berlin, Connecticut 06037-1616
Telephone: (860) 665-5000

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE	02-0181050
---------------------------------------
(a New Hampshire corporation)
Energy Park
780 North Commercial Street
Manchester, New Hampshire 03101-1134
Telephone: (603) 669-4000

0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY	04-1961130
--------------------------------------
(a Massachusetts corporation)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

--------------

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2- Financial Information

Item 2.02

Results of Operations and Financial Conditions.

On February 23, 2010, Northeast Utilities issued a news release announcing its unaudited results of operations for the three and twelve month periods ending December 31, 2009 and related financial information for certain of its subsidiaries as of and for the same periods.  A copy of the news release and related unaudited financial reports are attached as Exhibits 99.1 and 99.2, and are incorporated herein by reference thereto.

The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed filed with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Northeast Utilities or any subsidiary thereof under the Securities Act of 1933, as amended, unless specified otherwise.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	News Release of Northeast Utilities dated February 23, 2010.
Exhibit 99.2

Unaudited Consolidated Balance Sheets as of December 31, 2009 and 2008; unaudited Consolidated Statements of Income for the years ended December 31, 2009, 2008 and 2007; unaudited Consolidated Statements of Income for the three months ended December 31, 2009 and 2008 and unaudited Consolidated Statements of Cash Flows for the years ended December 31, 2009,  2008 and 2007.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
By: /S/ JAY S. BUTH Name: Jay S. Buth Title: Vice President-Accounting and Controller

Date:  February 23, 2010